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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        Commission File Number:
                 April 18, 2000                                  0-27607


                                  CYSIVE, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                                              54-1698017
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(State or other jurisdiction                                  (IRS Employer
      of incorporation)                                   Identification Number)


                              10780 Parkridge Blvd.
                                    Suite 400
                                Reston, VA 20191
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              (Address of principal executive offices) (Zip Code)


   Registrant's telephone number, including area code:     (703) 259-2300
                                                           --------------


                             11480 Sunset Hills Rd.
                                   Suite 200E
                             Reston, Virginia 22190
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          (Former name or former address, if changed since last report)

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                                  CYSIVE, INC.

Item 5   Other Events

         On April 18, 2000, Cysive, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2000. A copy of the press release is attached as an exhibit to this Form 8-K.



Item 7  Financial Statements, Pro Forma Financial Information and Exhibits


        (a)   Financial Statements of Businesses Acquired - Not Applicable


        (b)   Pro Forma Financial Information - Not Applicable


        (c)   Exhibits

              99.1 Press Release, dated April 18, 2000, announcing the Company's financial results for the quarter ended March 31, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CYSIVE, INC.



Date:  April 21, 2000                 By:   /s/ John R. Lund
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                                          John R. Lund
                                          Chief Financial Officer and Treasurer
                                          (Duly Authorized Officer and Principal
                                          Financial Officer


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                                  EXHIBIT INDEX


Exhibit                     Description                                     Page
-------                     -----------                                     ----

99.1     Press Release, dated April 18, 2000, announcing the
         Company's financial results for the quarter ended
         March 31, 2000.                                                     5



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